MASSMUTUAL PREMIER FUNDS

Supplement dated June 30, 2008 to the

Prospectus dated March 3, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information supplements similar information for Class A and Class N of the Money Market Fund in the section titled Expense Information:

Effective June 1, 2008, MassMutual will waive, through March 1, 2009, .22% of other expenses for Class A shares and Class N shares of the Money Market Fund.

The following information supplements the information found under Principal Investment Strategies and Risks for the International Bond Fund:

A majority of the investments made by the Fund may be denominated in other than U.S. currency. To manage the effects of currency risk, in the discretion of the Sub-Adviser, the Fund employs hedging techniques that utilize forward currency contracts or cross hedging. Forward currency contracts may also be entered into for investment purposes to obtain currency exposure. In each case, the extent of hedging and of currency investments employed is subject to the Sub-Adviser’s discretion, and may be increased, decreased, or eliminated without notice to investors.

The following information replaces similar information found in the second and third paragraphs under Principal Investment Strategies and Risks for the Small Capitalization Value Fund:

In selecting securities for purchase or sale by the Fund, OFI Institutional follows an investment process that uses quantitative tools to analyze market dynamics and economic trends to help determine the allocation of the Fund’s investments over different asset classes. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the investment selection process includes the strategies described below:

•

In selecting stocks for the Fund, OFI Institutional uses a systematic and disciplined quantitative investment style and proprietary quantitative valuation techniques, which incorporate data derived from qualitative fundamental research, to identify stocks within the Russell 2000 Value Index that OFI Institutional considers to be temporarily undervalued by various measures. Individual stocks are selected for the Fund using a ranking process based on those valuation models.

•

OFI Institutional uses both quantitative and fundamental analytical tools, including internal research and reports by other market analysts, to identify stocks within the selected universe that may provide growth opportunities, for example, by selecting stocks of issuers that have better earnings, cash flow, revenues and/or other favorable characteristics than analysts have expected. OFI Institutional, in essence, seeks to choose stocks having prices that are relatively low in relation to what it considers to be the stocks’ real worth or future prospects with the expectation that these stocks will increase in value when the market re-evaluates the issuers.

•	In seeking to reduce overall risk to the Fund, OFI Institutional seeks to diversify the Fund’s equity positions by allocating investments among industries within the Russell 2000 Value Index.

The following information replaces similar information for OFI Institutional Asset Management, Inc. found under About the Investment Adviser and Sub-Advisers relating to the Main Street Fund, the Small Capitalization Value Fund, the Main Street Small Cap Fund and the Small Company Opportunities Fund:

Marc R. Reinganum

is a co-portfolio manager of the Main Street Fund, the Main Street Small Cap Fund and the Small Company Opportunities Fund. Dr. Reinganum is a Vice President of OFI Institutional, which he joined in February 2007. Dr. Reinganum is a Vice President of OFI, which he joined in September 2002. Previously, he was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University from 1995 to 2002. At Southern Methodist University he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and a member of the Board of Trustees Investment Committee.

David Schmidt

is the portfolio manager of the Small Capitalization Value Fund. Mr. Schmidt, a Chartered Financial Analyst, oversees the quantitative equity investment process and is responsible for the ongoing analysis of OFI Institutional’s quantitative models. Mr. Schmidt first joined Trinity Investment Management Corporation (now the Quantitative Equity group of OFI Institutional) in 1988 as a Systems Analyst. After a leave to run a consulting business, he rejoined the firm in 1994 and assumed his current responsibilities in 1999.

Mark Zavanelli

is a co-portfolio manager of the Main Street Fund, the Main Street Small Cap Fund and the Small Company Opportunities Fund. Mr. Zavanelli, a Chartered Financial Analyst, is a Vice President of OFI Institutional, which he joined in June 2006. Mr. Zavanelli is a Vice President of OFI, which he joined in May 1998. Previously, he served as President of Waterside Capital Management, a registered investment adviser, from August 1995 through April 1998.

Wentong Alex Zhou, CFA

is a co-portfolio manager of the Main Street Fund. Dr. Zhou, a Chartered Financial Analyst, is an Assistant Vice President of OFI Institutional, which he joined in July 2008. Dr. Zhou has been an Assistant Vice President of OFI since 2001 and a portfolio manager of OFI since January 2007. Previously, he was a senior quantitative analyst of OFI since June 1999.

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B3000M-08-02

MASSMUTUAL PREMIER FUNDS

Supplement dated June 30, 2008 to the

Statement of Additional Information dated March 3, 2008

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any existing supplements. It should be retained and read in conjunction with the SAI and any existing supplements.

The non-fundamental investment restrictions (1) through (5) for the Core Bond Fund and Value Fund on page 31 are hereby removed.

The following information replaces similar information for the Core Bond Fund and International Equity Fund beginning on page 58 in the section titled Investment Adviser and Sub-Advisers:

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .48% of the first $1.5 billion of the average daily net assets of the Core Bond Fund and .43% on assets in excess of $1.5 billion; and .85% of the first $1.25 billion of the average daily net assets of the International Equity Fund and .80% on assets in excess of $1.25 billion.

The following information replaces similar information for the International Equity Fund on page 61 in the section titled Affiliated Investment Sub-Advisers:

MassMutual will pay OFI Institutional a sub-advisory fee equal to an annual rate of .50% of the first $250 million of the average daily net assets of the International Equity Fund, .475% of the next $250 million, .425% of the next $500 million, .40% of the next $500 million and .375% on any excess over $1.5 billion.

The following information replaces similar information for OFI Institutional Asset Management, Inc. beginning on page 162 in the section titled Appendix C—Additional Portfolio Manager Information:

“Other Accounts Managed” as of May 31, 2008

MassMutual Premier Main Street Fund

Portfolio Manager	Registered Investment Companies Managed(3)	Total Assets in Registered Investment Companies Managed(1)	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed(2)	Total Assets in Other Accounts Managed(2)
Mark Zavanelli	15	$13,443	None	None	None	None
Wentong Alex Zhou	8	$15,024	None	None	None	None
Marc Reinganum	8	$15,179	None	None	None	None

(1)	In millions
(2)	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics applicable to OFI Institutional employees, officers and directors.
(3)	None of the accounts have performance-based fees.

MassMutual Premier Main Street Small Cap Fund

Portfolio Manager	Registered Investment Companies Managed(3)	Total Assets in Registered Investment Companies Managed(1)	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed(2)	Total Assets in Other Accounts Managed(2)
Mark Zavanelli	14	$13,234	None	None	None	None
Marc Reinganum	9	$15,476	None	None	None	None

(1)	In millions
(2)	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics applicable to OFI Institutional employees, officers and directors.
(3)	None of the accounts have performance-based fees.

MassMutual Premier Small Company Opportunities Fund

Portfolio Manager	Registered Investment Companies Managed(3)	Total Assets in Registered Investment Companies Managed(1)	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed(2)	Total Assets in Other Accounts Managed(2)
Mark Zavanelli	14	$13,139	None	None	None	None
Marc Reinganum	9	$15,476	None	None	None	None

(1)	In millions
(2)	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics applicable to OFI Institutional employees, officers and directors.
(3)	None of the accounts have performance-based fees.

MassMutual Premier Small Capitalization Value Fund

Manager	Number of Accounts	Total Assets	Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
David Schmidt
Registered investment companies	6	$1,922,400,000	None	None
Other pooled investment vehicles	5	$190,500,000	1	$56,600,000
Other accounts*	55	$1,515,200,000	3	$63,700,000

*	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics applicable to OFI Institutional employees, officers and directors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3000M-08-02

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